Exhibit 99.2

Regency Centers Corporation

March 31, 2013

Supplemental Information

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904-598-7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
March 31, 2013

Regency Centers Reports First Quarter Results
Same-Property NOI Growth of 5.1%

JACKSONVILLE, Fla. (May 7, 2013) - Regency Centers Corporation (“Regency” or the “Company”) announced today financial and operating results for the quarter ended March 31, 2013.

Earnings

Regency reported Core Funds From Operations (“Core FFO”) for the first quarter of $58.3 million, or $0.64 per diluted share, compared to $56.3 million, or $0.62 per diluted share, for the same period in 2012.

Funds From Operations (“FFO”) for the first quarter was $57.9 million, or $0.64 per diluted share. For the same period in 2012, the Company reported FFO of $49.9 million, or $0.55 per diluted share.

Regency reported net income attributable to common stockholders (“Net Income”) for the first quarter of $15.6 million, or $0.17 per diluted share, compared to net income of $13.2 million, or $0.14 per diluted share, for the same period in 2012.

Operations

For the three months ended March 31, 2013, Regency's results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Percent leased, same properties only: 94.3%

•	Percent leased, all properties: 94.2%

•	Increase in same property net operating income (“NOI”) over the same period last year, excluding termination fees: 5.1%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 5.4%

•	Leasing transactions, including in-process developments: 328 new and renewal lease transactions for a total of 1.0 million square feet

Investments

Property Transactions

During the quarter, Regency and its co-investment partner, Charter Hall Retail REIT (“CQR”), dissolved their remaining co-investment partnership. As a result of the dissolution, portfolio assets were distributed as 100% ownership interests between CQR and Regency after a selection process as provided for by the terms of the original partnership agreement. Regency received full ownership interest in Hilltop Village, a 100,030 square foot center anchored by King Soopers and located in Denver, Colorado, while CQR received full interest in the three remaining assets.

Regency also sold one outparcel at a gross sales price of $100,000.

Subsequent to quarter end, the Company sold Deer Springs Town Center (“Deer Springs”) for a gross sales price of $50.5 million and a cap rate of 6.8%. Deer Springs is a 331,000 square foot shopping in Las Vegas, NV, anchored by Home Depot, Toys 'R Us, Michael's and Ross Dress For Less.

Developments

At March 31, 2013, the Company had four projects in development with estimated net development costs of $193.6 million. The in-process developments are 54.3% funded and 92.1% leased and committed, including retailer-owned square footage.

Capital Markets

Common Stock

During the quarter the Company accessed its at-the-market common equity program and issued, including those trades that settled after March 31, 2013, 1,202,728 new common shares at a weighted average price of $52.59 per share, generating gross proceeds of $63.3 million. These proceeds will be used to fund Regency's new investment activity.

Rating Agencies

During the quarter, Standard and Poor's affirmed Regency's corporate credit rating and senior unsecured ratings (“Ratings”) of BBB, with a Stable outlook. Subsequent to quarter end, Moody's Investors Service affirmed the Company's Ratings of Baa2, while upgrading the outlook from Stable to Positive; also, Fitch Ratings affirmed the Company's Ratings of BBB, with a Stable outlook.

Dividend

On May 6, 2013, the Board of Directors declared a quarterly cash dividend on the Company's common stock of $0.4625 per share, payable on June 5, 2013 to shareholders of record on May 22, 2013.

Guidance

The Company has updated certain components of its 2013 earnings guidance. These changes are summarized below. Please refer to the Company's first quarter 2013 supplemental information package for the complete list of updates.

Full Year 2013 Guidance
	Previous Guidance	Updated Guidance
FFO per diluted share	$2.45 - $2.53	$2.47 - $2.54
Core FFO per diluted share	$2.48 - $2.56	$2.50 - $2.57
Same property NOI growth w/o term fees	2.0% - 3.0%	2.5% - 3.2%
Dispositions (REG Pro-Rata)	$150,000 - $200,000	$200,000 - $250,000
Cap Rate for dispositions (average)	7.3% - 8.0%	7.0% - 8.0%
Third party fees and commissions	$24,500 - $26,000	$23,500 - $25,000
Development and Redevelopment starts	$100,000 - $150,000	$125,000 - $175,000

Non-GAAP Disclosure

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income as a measure of liquidity. Core FFO is an additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to, transaction profits, income or expense, gains or losses from the early extinguishment of debt and other non-core items. The Company provides a reconciliation of FFO to Core FFO.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO -
Actual (in thousands)

For the Periods Ended March 31, 2013 and 2012	Three Months Ended		Year to Date
	2013	2012	2013	2012
Net income attributable to Common Stockholders	$15,554	13,181	$15,554	13,181
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization - consolidated real estate	27,143	28,039	27,143	28,039
Depreciation and amortization - unconsolidated partnerships	10,618	11,100	10,618	11,100
Consolidated JV partners' share of depreciation	(209)	(181)	(209)	(181)
Amortization of leasing commissions and intangibles	4,729	4,013	4,729	4,013
Gain on sale of operating properties, net of tax	—	(6,301)	—	(6,301)
Noncontrolling interest of exchangeable partnership units	39	54	39	54
Funds From Operations	57,874	49,905	57,874	49,905
Dilutive effect of share-based awards	(188)	(217)	(188)	(217)
Funds from Operations for calculating Diluted FFO per Share	$57,686	49,688	$57,686	49,688

Funds From Operations	$57,874	49,905	$57,874	49,905
Adjustments to reconcile to Core Funds from Operations:
Transaction profits, net of deal deal costs and tax	441	(1,329)	441	(1,329)
Provision for hedge ineffectiveness	7	(5)	7	(5)
Original preferred stock issuance costs expensed	—	7,835	—	7,835
Gain on redemption of preferred units	—	(1,875)	—	(1,875)
One-time additional preferred dividend payment	—	1,750	—	1,750
Core Funds From Operations	58,322	56,281	58,322	56,281
Dilutive effect of share-based awards	(188)	(217)	(188)	(217)
Core Funds From Operations for calculating Diluted Core FFO per Share	$58,134	56,064	$58,134	56,064

Weighted Average Shares for Diluted FFO per Share	90,351	89,704	90,351	89,704

Reported results are preliminary and not final until the filing of the Company's Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO - Guidance

(per diluted share)
	Full Year
	2013 Guidance
Net income attributable to common stockholders	$0.60	0.67
Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts	1.87	1.87
Funds From Operations	$2.47	2.54
Adjustments to reconcile FFO to Core FFO:
All other non-core amounts	$0.03	0.03
Core Funds From Operations	$2.50	2.57

Conference Call

In conjunction with Regency's first quarter results, you are invited to listen to its conference call that will be broadcast live over the internet on Wednesday, May 8, 2013 at 10:00 a.m. EST on the Company's website www.RegencyCenters.com. If you are unable to participate during the live webcast, the call will also be archived on the Company's website.

The Company has published forward-looking statements and additional financial information in its first quarter 2013 supplemental information package that may help investors estimate earnings for 2013. A copy of the Company's first quarter 2013 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company's Form 10-Q for the quarter ended March 31, 2013. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

Regency is the preeminent national owner, operator, and developer of high quality grocery-anchored and community shopping centers. At March 31, 2013, the Company owned 345 retail properties, including those held in co-investment partnerships. Including retailer-owned square footage, the portfolio encompassed 46.0 million square feet located in top markets throughout the United States. Since 2000, Regency has developed 209 shopping centers, including those currently in-process, representing an investment at completion of more than $3.0 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Summary Financial Information
March 31, 2013
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2013	2012	2013	2012
Core Funds From Operations (Core FFO)	$58,322	56,281	$58,322	56,281
Core FFO per share (diluted)	$0.64	0.62	$0.64	0.62
Diluted Core FFO per share growth rate	3.2%		3.2%
Funds From Operations (FFO)	$57,874	49,905	$57,874	49,905
FFO per share (diluted)	$0.64	0.55	$0.64	0.55
Diluted share and unit count
Weighted average diluted shares	90,350	89,704	90,350	89,704
Dividends paid per share and unit	$0.4625	0.4625	$0.4625	0.4625
Payout ratio of diluted Core FFO per share	72.3%	74.6%	72.3%	74.6%
Coverage ratios
Interest only	3.6	3.5	3.6	3.5
Fixed Charge (consolidated)	2.8	2.7	2.8	2.7
Fixed Charge (including pro-rata share of co-investment partnerships)	2.3	2.3	2.3	2.3

	As of	As of	As of	As of
Capital Information	3/31/2013	12/31/2012	12/31/2011	12/31/2010
Market price per common share	$52.91	47.12	37.62	42.24
Market equity value of common and convertible shares	$4,845,191	4,267,736	3,389,525	3,466,385
Non-convertible preferred stock	$325,000	325,000	325,000	325,000
Outstanding debt	$1,930,443	1,941,891	1,982,440	2,094,469
Total market capitalization	$7,100,634	6,534,627	5,696,966	5,885,854
Total real estate at cost before depreciation	$4,385,283	4,352,839	4,488,794	4,417,746
Total assets at cost before depreciation	$4,670,086	4,636,207	4,778,690	4,695,417
Outstanding Classes of Stock and Partnership Units
Common Shares Outstanding	91,397	90,395	89,922	81,887
Exchangeable O.P. Units held by noncontrolling interests	177	177	177	177
Common Shares and Equivalents Issued and Outstanding	91,574	90,572	90,099	82,064

Summary Real Estate Information
March 31, 2013
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Number of shopping centers - All properties	345	348	347	364	365
Number of shopping centers - Operating properties	341	344	340	354	356
Number of shopping centers - Same properties	330	323	326	348	352
Number of projects in development	4	4	7	11	10

Gross Leasable Area (GLA) - All properties	40,003	40,293	40,113	42,382	42,435
GLA including anchor-owned stores - All properties	46,033	46,324	46,143	49,517	49,777
GLA - Operating properties	39,141	39,431	39,015	41,094	41,474
GLA - Same properties	38,092	37,313	37,620	40,093	40,571
GLA - Projects in development	862	862	1,098	1,288	961

Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
GLA - All properties	28,406	28,406	28,179	30,171	29,991
GLA including anchor-owned stores - All properties	33,248	33,248	33,021	36,118	36,144
GLA - Operating properties	27,544	27,544	27,081	28,883	29,030
GLA - Same properties	26,638	25,802	25,927	28,122	28,361
Spaces > 19,999 sf	13,991	13,413	13,462	14,357	14,488
Spaces 10,000 - 19,999 sf	2,364	2,318	2,325	2,532	2,545
Spaces < 10,000 sf	10,283	10,071	10,140	11,233	11,328
GLA - Projects in development	862	862	1,098	1,288	961

% leased - All properties	94.2%	94.4%	93.6%	93.1%	92.7%
% leased - Operating properties	94.4%	94.6%	94.3%	94.0%	93.6%
% leased - Same properties (1)	94.3%	94.6%	94.3%	94.3%	93.9%
Spaces > 19,999 sf (1)	99.4%	99.3%	99.4%	99.4%	99.4%
Spaces 10,000 - 19,999 sf (1)	94.6%	95.5%	95.2%	94.9%	94.0%
Spaces < 10,000 sf (1)	87.3%	88.0%	87.2%	87.3%	86.5%
Average % leased - Same properties (1)	94.3%	94.2%	94.1%	94.0%	93.7%

Rental rate growth for spaces vacant less than 12 months - YTD (2)	5.4%	5.5%	6.1%	2.4%	2.9%
Same property NOI growth - YTD	4.8%	3.8%	3.9%	3.7%	1.8%
Same property NOI growth without termination fees - YTD	5.1%	4.0%	4.0%	3.8%	4.2%

(1) Prior periods adjusted for current same property pool.
(2) Rent growth is calculated on a same-space, cash basis for new and renewal leases executed (pro-rata).

Consolidated Balance Sheets
March 31, 2013 and December 31, 2012
(in thousands)

	2013	2012
Assets
Real estate investments at cost:
Land, building and improvements	$3,744,564	3,717,845
Properties in development	208,432	192,067
	3,952,996	3,909,912
Less: accumulated depreciation	808,699	782,749
	3,144,297	3,127,163
Investments in real estate partnerships	432,287	442,927
Net real estate investments	3,576,584	3,570,090
Cash and cash equivalents	28,492	28,821
Accounts receivable, net of allowance for doubtful accounts	24,589	26,601
Straight line rent receivables, net of reserves	51,403	49,990
Notes receivable	19,727	23,751
Deferred costs, net of accumulated amortization	68,206	69,506
Acquired lease intangible assets, net of accumulated amortization	40,391	42,459
Trading securities held in trust, at fair value	24,495	23,429
Other assets	27,500	18,811
Total assets	$3,861,387	3,853,458
Liabilities and Equity
Liabilities:
Notes payable	$1,785,443	1,771,891
Unsecured credit facilities	145,000	170,000
Total notes payable	1,930,443	1,941,891
Accounts payable and other liabilities	121,120	127,185
Acquired lease intangible liabilities, net of accumulated accretion	19,510	20,325
Tenants' security and escrow deposits	14,618	18,146
Total liabilities	2,085,691	2,107,547
Equity:
Stockholder's Equity:
Preferred stock	325,000	325,000
Common stock, $.01 par	914	904
Additional paid in capital, net of treasury stock	2,349,695	2,297,386
Accumulated other comprehensive loss	(51,983)	(57,715)
Distributions in excess of net income	(860,832)	(834,810)
Total stockholders' equity	1,762,794	1,730,765
Noncontrolling Interests:
Exchangeable operating partnership units	(1,193)	(1,153)
Limited partners' interest in consolidated partnerships	14,095	16,299
Total noncontrolling interests	12,902	15,146
Total equity	1,775,696	1,745,911
Total liabilities and equity	$3,861,387	3,853,458

Ratios	2013	2012
Debt to real estate assets, before depreciation	44.0%	44.6%
Debt to total assets, before depreciation	41.3%	41.9%
Debt to total assets, before depreciation and including prorata share of JV's (1)	44.8%	45.4%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV's	50.6%	51.3%
Unsecured assets to total real estate assets (wholly owned only)	76.3%	76.8%
Unsecured NOI to total NOI (wholly owned only)	77.4%	78.6%
(1) debt ratio would be 44.6% if current cash balances were used to reduce outstanding debt

Consolidated Statements of Operations
For the Periods Ended March 31, 2013 and 2012
(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Real Estate Revenues:
Minimum rent	$90,726	92,677	$90,726	92,677
Percentage rent	1,548	1,160	1,548	1,160
Recoveries from tenants	24,198	25,539	24,198	25,539
Termination fees	313	188	313	188
Other income	2,563	999	2,563	999
	119,348	120,563	119,348	120,563
Real Estate Operating Expenses:
Operating and maintenance	17,914	18,678	17,914	18,678
Provision for doubtful accounts	555	453	555	453
Real estate taxes	13,916	15,396	13,916	15,396
	32,385	34,527	32,385	34,527
Net Operating Income	86,963	86,036	86,963	86,036
Fees and Transaction Profits:
Asset management fees	1,638	1,636	1,638	1,636
Property management fees	3,617	3,543	3,617	3,543
Leasing commissions and other fees	1,506	1,971	1,506	1,971
Gain on sale of outparcels and land	—	1,834	—	1,834
Dead deal and acquisition costs	(52)	(85)	(52)	(85)
Income tax expense	—	(169)	—	(169)
	6,709	8,730	6,709	8,730
Other Operating Expense (Income):
General and administrative	16,896	14,645	16,896	14,645
Other expenses	914	818	914	818
Depreciation and amortization (including FF&E)	32,764	32,929	32,764	32,929
Interest expense, net	27,832	28,958	27,832	28,958
Gain on sale of operating properties	—	(6,301)	—	(6,301)
(Income) loss from deferred compensation plan, net	8	(51)	8	(51)
Hedge ineffectiveness	—	(1)	—	(1)
	78,414	70,997	78,414	70,997
Equity in Income of Unconsolidated Partnerships:
Operating income	5,882	2,962	5,882	2,962
Hedge ineffectiveness	(6)	4	(6)	4
	5,876	2,966	5,876	2,966
Net Income	21,134	26,735	21,134	26,735
Noncontrolling Interests:
Preferred units	—	(629)	—	(629)
Exchangeable operating partnership units	39	54	39	54
Limited partners' interest in consolidated partnerships	275	192	275	192
Net Income (Loss) Attributable to Noncontrolling Interests	314	(383)	314	(383)
Net Income Attributable to Controlling Interests	20,820	27,118	20,820	27,118
Preferred Stock Dividends	5,266	13,937	5,266	13,937
Net Income Attributable to Common Stockholders	$15,554	13,181	$15,554	13,181

These Consolidated Statements of Operations are not prepared in accordance with GAAP because they do not reflect discontinued operations in accordance with FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report who wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

Funds From Operations (FFO) and Other Information
For the Periods Ended March 31, 2013 and 2012
(in thousands, except share information)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Reconciliation of Net Income to FFO
Net Income Attributable to Common Stockholders	$15,554	13,181	$15,554	13,181
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization - consolidated real estate	27,143	28,039	27,143	28,039
Depreciation and amortization - unconsolidated partnerships	10,618	11,100	10,618	11,100
Consolidated JV partners' share of depreciation	(209)	(181)	(209)	(181)
Amortization of leasing commissions and intangibles	4,729	4,013	4,729	4,013
Gain on sale of operating properties, net of tax (1)	—	(6,301)	—	(6,301)
Noncontrolling interest of exchangeable partnership units	39	54	39	54
Funds From Operations	$57,874	49,905	$57,874	49,905
Reconciliation of FFO to Core FFO
Funds From Operations	$57,874	49,905	$57,874	49,905
Adjustments to reconcile to Core Funds From Operations:
Transaction profits, net of dead deal costs and tax (1)	441	(1,329)	441	(1,329)
Provision for hedge ineffectiveness (1)	7	(5)	7	(5)
Original preferred stock issuance costs expensed	—	7,835	—	7,835
Gain on redemption of preferred units	—	(1,875)	—	(1,875)
One-time additional preferred dividend payment	—	1,750	—	1,750
Core Funds From Operations	$58,322	56,281	$58,322	56,281
Reconciliation of Net Income to FFO (per diluted share)
Net Income Attributable to Common Stockholders	$0.17	0.14	$0.17	0.14
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization - consolidated real estate	0.30	0.31	0.30	0.31
Depreciation and amortization - unconsolidated partnerships	0.12	0.12	0.12	0.12
Consolidated JV partners' share of depreciation	—	—	—	—
Amortization of leasing commissions and intangibles	0.05	0.05	0.05	0.05
Gain on sale of operating properties, net of tax (1)	—	(0.07)	—	(0.07)
Noncontrolling interest of exchangeable partnership units	—	—	—	—
Funds From Operations	$0.64	0.55	$0.64	0.55
Reconciliation of FFO to Core FFO (per diluted share)
Funds From Operations	$0.64	0.55	$0.64	0.55
Adjustments to reconcile to Core Funds From Operations:
Transaction profits, net of dead deal costs and tax (1)	—	(0.02)	—	(0.02)
Provision for hedge ineffectiveness (1)	—	—	—	—
Original preferred stock issuance costs expensed	—	0.09	—	0.09
Gain on redemption of preferred units	—	(0.02)	—	(0.02)
One-time additional preferred dividend payment	—	0.02	—	0.02
Core Funds From Operations	$0.64	0.62	$0.64	0.62

(1) Includes pro-rata share of unconsolidated co-investment partnerships.

Additional Disclosures
For the Periods Ended March 31, 2013 and 2012
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Additional Disclosures:
Straight-line rental income, net of reserve	$1,413	1,650	$1,413	1,650
Above- and below- market rent amortization	511	221	511	221
Pro-rata share of JV straight-line rental income, net of reserve	318	384	318	384
Pro-rata share of JV above- and below- market rent amortization	332	392	332	392
Non-cash derivative amortization included in interest expense	2,374	2,370	2,374	2,370
Capitalized interest	1,062	371	1,062	371
Stock-based compensation expense	3,415	2,926	3,415	2,926
Capitalized direct leasing compensation costs	2,134	2,750	2,134	2,750
Capitalized direct development compensation costs	910	2,597	910	2,597
Fees earned from third parties as reported for GAAP	6,761	7,150	6,761	7,150
Fees earned from third parties, excluding pro-rata share of JV's	5,342	5,761	5,342	5,761
Capital Expenditures:
Leasing commissions, including pro-rata share of JV's	$3,062	3,744	$3,062	3,744
Tenant improvements and other landlord leasing costs, including pro-rata share of JV's	5,544	6,083	5,544	6,083
Building improvements, including pro-rata share of JV's	1,647	1,860	1,647	1,860
Components of Same Property NOI:
Revenues ex term fees, including pro-rata share of JV's	$141,605	135,960	$141,605	135,960
Term fees, including pro-rata share of JV's	215	401	215	401
Expenses, including pro-rata share of JV's	39,125	38,411	39,125	38,411
Same property NOI, including pro-rata share of JV's	$102,695	97,950	$102,695	97,950
Same property growth ex term fees, including pro-rata share of JV's	5.1%		5.1%

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended March 31, 2013 and 2012
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Revenues:
Minimum rent	$90,726	91,395	$90,726	91,395
Percentage rent	1,548	1,160	1,548	1,160
Recoveries from tenants and other income	27,053	26,538	27,053	26,538
Management, transaction, and other fees	6,761	7,150	6,761	7,150
Total revenues	126,088	126,243	126,088	126,243
Operating Expenses:
Depreciation and amortization	32,764	32,480	32,764	32,480
Operating and maintenance	17,909	18,484	17,909	18,484
General and administrative	17,975	16,122	17,975	16,122
Real estate taxes	13,898	15,145	13,898	15,145
Other expense	1,523	1,358	1,523	1,358
Total operating expenses	84,069	83,589	84,069	83,589
Other Expense (Income):
Interest expense, net of interest income	27,832	28,958	27,832	28,958
Net investment income from deferred compensation plan	(1,071)	(1,528)	(1,071)	(1,528)
Total other expense	26,761	27,430	26,761	27,430
Income before equity in income of investments in real estate partnerships	15,258	15,224	15,258	15,224
Equity in income of investments in real estate partnerships	5,876	2,966	5,876	2,966
Income from continuing operations before tax	21,134	18,190	21,134	18,190
Income tax expense of taxable REIT subsidiary	—	231	—	231
Income from continuing operations	21,134	17,959	21,134	17,959
Discontinued Operations, net:
Operating income	—	641	—	641
Gain on sale of properties	—	6,301	—	6,301
Income from discontinued operations	—	6,942	—	6,942
Income before gain on sale of real estate	21,134	24,901	21,134	24,901
Gain on sale of real estate	—	1,834	—	1,834
Net income	21,134	26,735	21,134	26,735
Noncontrolling Interests:
Preferred units	—	629	—	629
Exchangeable operating partnership units	(39)	(54)	(39)	(54)
Limited partners' interests in consolidated partnerships	(275)	(192)	(275)	(192)
Net income attributable to noncontrolling interests	(314)	383	(314)	383
Net income attributable to controlling interests	20,820	27,118	20,820	27,118
Preferred stock dividends	(5,266)	(13,937)	(5,266)	(13,937)
Net income attributable to common stockholders	$15,554	13,181	$15,554	13,181
These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt
March 31, 2013 and December 31, 2012
(in thousands)

Total Debt Outstanding:	3/31/2013	12/31/2012
Mortgage loans payable:
Fixed rate secured loans	$475,443	461,914
Variable rate secured loans	11,960	12,041
Unsecured debt offering fixed rate	1,298,040	1,297,936
Unsecured credit facilities	145,000	170,000
Total	$1,930,443	1,941,891

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Fixed Interest Rate
2013	$5,791	16,317	—	22,108	5.0%
2014	7,383	26,912	150,000	184,295	5.0%
2015	5,747	62,435	350,000	418,182	5.3%
2016	5,487	21,661	145,000	172,148	9.1%
2017	4,584	84,484	400,000	489,068	5.9%
2018	3,746	57,358	—	61,104	6.2%
2019	2,704	106,000	—	108,704	7.8%
2020	2,676	51,580	150,000	204,256	6.1%
2021	2,782	—	250,000	252,782	4.8%
2022	2,742	5,848	—	8,590	7.7%
2023	1,373	120	—	1,493	4.2%
>10 years	3,998	87	—	4,085	3.5%
Unamortized debt (discount)/premium	—	5,588	(1,960)	3,628
	$49,013	438,390	1,443,040	1,930,443	5.7%

Percentage of Total Debt:	3/31/2013	12/31/2012
Fixed	91.8%	90.6%
Variable	8.2%	9.4%
Current Average Interest Rates: (2)
Fixed	5.6%	5.7%
Variable	1.7%	1.7%
Effective Interest Rate	5.3%	5.3%

Average Years to Maturity:
Fixed	4.6	4.8
Variable	3.5	3.7

(1) Includes unsecured public debt and unsecured credit facilities.
(2) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Summary of Unsecured Credit Facilities, Unsecured Public Debt and Public Debt Covenants
March 31, 2013
(in thousands)

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit	9/13/2012	9/5/2016	LIBOR + 1.175%	$45,000
$100 Million Term Loan	11/17/2011	12/15/2016	LIBOR + 1.45%	$100,000
Unsecured Public Debt:	4/1/2004	4/15/2014	4.950%	$150,000
	7/18/2005	8/1/2015	5.250%	$350,000
	6/5/2007	6/15/2017	5.875%	$400,000
	6/2/2010	6/15/2020	6.000%	$150,000
	10/7/2010	4/15/2021	4.800%	$250,000

Unsecured Public Debt Covenants:	Required	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Fair Market Value Calculation Method Covenants (1)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	35%	33%	36%	36%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	9%	8%	8%	8%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.3	3.2	3.2	2.9
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	305%	324%	298%	302%
Historical Cost Basis Covenants (1)
Total Consolidated Debt to Total Undepreciated Assets	≤ 60%	42%	40%	43%	42%
Secured Consolidated Debt to Total Undepreciated Assets	≤ 40%	10%	10%	10%	9%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.3	3.2	3.2	2.9
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	252%	270%	249%	253%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Summary of Preferred Stock
March 31, 2013
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/28/2012	2/28/2017	75,000	2,484
				$325,000	$11,098

Property Transactions
March 31, 2013
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	City/State	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Regency’s Pro Rata Cap Rate	Anchor Tenant
	None			—	$—	$—	—%
	Total Acquisitions			—	$—	$—	—%
Dispositions:
Date	Property Name	Co-investment Partner (REG %)	City/State	Total GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Pro Rata Cap Rate	Anchor Tenant
	None			—	$—	$—	—%
	Total Dispositions			—	$—	$—	—%

Summary of Development, Redevelopment, and Land Held
March 31, 2013
(in thousands)

Project Name	State	CBSA	Anchor Tenants	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Net Costs to Complete (1)	Stabilized Yield (2)	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Projects in Development:					(in thousands)	(in thousands)		(in thousands)		(in thousands)
East Washington Place (3)	CA	Santa Rosa-Petaluma	Target, Sprout's & Dick's	Aug-13	$59,312	$26,704	7.6%	203	82%	341	89%
Shops at Erwin Mill	NC	Durham-Chapel Hill, NC Metro	Harris Teeter	Dec-13	14,384	4,705	9.4%	90	75%	90	75%
Southpark at Cinco Ranch	TX	Houston-Sugar Land-Baytown	Kroger & Academy Sports	Oct-12	31,528	7,128	8.8%	243	92%	243	92%
Grand Ridge Plaza	WA	Seattle-Tacoma-Bellevue, WA	Safeway, Regal Cinemas & Marshalls	Jun-13	88,330	52,895	7.5%	326	90%	326	90%
Total Projects in Development		4			$193,554	$91,432	7.9%	862	87%	1,000	89%

Redevelopment and Renovations:					Incremental Costs (4)	Incremental Costs to Complete	Incremental Yield
Various Properties		11			$37,982	$35,492	8% - 10%

Land Held for Future Development:					Net Development Costs to Date (5)
Various Properties		10			$61,350

Notes:
(1) Construction in progress (CIP) balance and costs to date on Projects in Development are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.

(2) The NOI stabilized yield on costs above after allocating land basis for outparcel proceeds and additional interest and overhead capitalization is estimated to be 7.5%.
(3) Conversion of previously purchased land with incremental net development costs of $45,678 at an incremental stabilized yield of 9.9%.
(4) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.
(5) Net development costs at completion subject to change as costs based on preliminary development plans only.

Unconsolidated Investments
March 31, 2013
(in thousands)

						Regency
Co-investment Parter and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 12/31/2012	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	28	3,083	$532,732	$280,496	20.00%	$56,099	$27,232	$388
(JV-CCV)	Cameron Village	1	553	102,472	47,300	30.00%	14,190	16,435	199
		29	3,636	635,204	327,796
GRI
(JV-GRI)	Various	77	9,785	1,923,467	1,005,082	40.00%	402,033	261,587	2,972
Charter Hall Retail REIT
(JV-M3)	Various (1)	—	—	—	—	24.95%	—	—	44
CalSTRS
(JV-RC)	Various	8	778	162,421	85,795	25.00%	21,449	15,233	115
Regency Retail Partners
(JV-RRP)	Various	9	1,535	320,993	206,698	20.00%	41,340	14,914	63
USAA
(JV-USA)	Various	8	805	121,454	66,909	20.01%	13,387	1,965	107
Publix
(JV-O)	Various	6	551	73,421	—	50.00%	—	36,314	477
H.E.B.
(JV-O)	Various (2)	1	137	26,092	25,923	50.00%	12,962	322	89
Individual Investors
(JV-O)	Various (2)	2	146	82,518	55,828	50.00%	27,913	9,555	192
BRE Throne Holdings LLC
(BRET)	Portfolio Transaction (3)	—	—	—	—	47.80%	—	48,730	1,230
		140	17,373	$3,345,570	$1,774,031		$589,373	$432,287	$5,876

(1) On March 20, 2013, Regency entered into a liquidation agreement with Macquarie Countrywide (US) No. 2, LLC to redeem its 24.95% interest through dissolution of the Macquarie CountryWide-Regency III, LLC co-investment partnership through a distribution-in-kind.

(2) Includes land held for future development.
(3) Represents Regency's preferred equity investment in BRE Throne Holdings LLC ("BRET") acquired in July 2012 in conjunction with a portfolio sale of 15 properties to BRET. As the property holdings in BRET do not change Regency's preferred return, BRET's portfolio information is not included.

Reconciliation of Equity of Regency Centers in Unconsolidated Partnerships to Regency Centers' Investment in Real Estate Partnerships:
Equity of Regency Centers in Unconsolidated Partnerships	$503,548
add: Preferred equity investment in BRE Throne Holdings LLC	48,730
less: Impairment	(5,880)
less: Ownership percentage or Restricted Gain Method deferral	(35,908)
less: Net book equity in excess of purchase price	(78,203)
Regency Centers' Investment in Real Estate Partnerships	$432,287

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share
March 31, 2013 and December 31, 2012
(in thousands)

	2013	2012
Assets
Real estate, at cost	$1,300,617	1,309,774
Less: accumulated depreciation	253,924	240,940
	1,046,693	1,068,834
Properties in development	12,446	12,463
Net real estate investments	1,059,139	1,081,297
Cash and cash equivalents	10,306	10,260
Accounts receivable, net of allowance for doubtful accounts	6,297	7,359
Straight line rent receivable, net of reserves	12,692	12,587
Deferred costs, net	15,573	14,667
Acquired lease intangible assets, net	18,840	20,337
Other assets	1,621	2,763
Regency only assets (1)	4,880	5,117
Total assets	$1,129,348	1,154,387
Liabilities and Equity
Liabilities:
Notes payable	$589,373	597,423
Accounts payable and other liabilities	21,208	22,299
Tenants’ security and escrow deposits	2,879	2,881
Acquired lease intangible liabilities, net	12,340	13,279
Total liabilities	625,800	635,882
Equity:
Equity - Regency Centers	503,548	518,505
Total Liabilities and Equity	$1,129,348	1,154,387

(1) Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its co-investment partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share
For the periods ended March 31, 2013 and 2012
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Revenues:
Minimum rent	$24,910	24,529	$24,910	24,529
Percentage rent	642	293	642	293
Recoveries from tenants	7,281	7,084	7,281	7,084
Termination fees	102	222	102	222
Other income	235	229	235	229
Total revenues	33,170	32,357	33,170	32,357
Operating expense (income):
Operating and maintenance	4,909	4,761	4,909	4,761
Real estate taxes	4,020	3,994	4,020	3,994
Provision for doubtful accounts	184	150	184	150
Other expense (income)	20	8	20	8
Total operating expenses	9,133	8,913	9,133	8,913
Net operating income	24,037	23,444	24,037	23,444
Other expense (income):
General and administrative	468	654	468	654
Depreciation and amortization expense	10,634	11,115	10,634	11,115
Interest expense, net	8,299	8,729	8,299	8,729
Loss on hedge ineffectiveness	6	(4)	6	(4)
Preferred return on equity investment	(1,230)	—	(1,230)	—
Other expense	9	—	9	—
Total other expense	18,186	20,494	18,186	20,494
Net income before Regency only expense (income)	5,851	2,950	5,851	2,950
Regency only expense (income):
Accretion of excess investment	(62)	(53)	(62)	(53)
Depreciation of capitalized costs	37	37	36	37
Total Regency only expense (income)	(25)	(16)	(26)	(16)
Net income	$5,876	2,966	$5,876	2,966
Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, the impact of its co-investment partnership activities on the operations of the Company which include such management believes that providing such information is useful to investors in assessing items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt
March 31, 2013 and December 31, 2012
(in thousands)

Total Debt Outstanding:	3/31/2013	12/31/2012
Mortgage loans payable:
Fixed rate secured loans	$1,751,542	1,783,850
Variable rate secured loans	11,329	11,138
Unsecured line of credit variable rate	11,160	21,660
Total	$1,774,031	1,816,648

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Fixed Interest Rate
2013	$14,738	13,678	—	28,416	10,132	4.7%
2014	21,289	53,015	11,160	85,464	25,154	5.0%
2015	21,895	130,796	—	152,691	49,619	5.6%
2016	19,139	366,757	—	385,896	126,017	5.9%
2017	18,437	164,179	—	182,616	42,543	6.2%
2018	19,330	87,341	—	106,671	25,880	6.0%
2019	19,203	65,939	—	85,142	22,029	7.4%
2020	15,960	242,632	—	258,592	95,629	5.7%
2021	10,928	151,432	—	162,360	64,761	4.9%
2022	7,863	156,202	—	164,065	65,429	4.5%
>10 Years	6,981	153,908	—	160,889	62,343	4.8%
Net unamortized debt premium / (discount)	—	1,229	—	1,229	(163)
	$175,763	1,587,108	11,160	1,774,031	589,373	5.5%

Percentage of Total Debt:	3/31/2013	12/31/2012
Fixed	98.7%	98.2%
Variable	1.3%	1.8%
Current Average Interest Rates: (1)
Fixed	5.5%	5.6%
Variable	3.0%	2.7%
Effective Interest Rate	5.5%	5.5%

(1) Interest rates are as of the quarter-end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	6.0	6.1
Variable	3.0	2.8

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2013
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
1st Quarter 2013	278	875	$23.82	4.6%	4.7	$1.62	254	834	5.4%
4th Quarter 2012	365	1,244	19.90	3.3%	5.8	1.68	323	1,137	3.4%
3rd Quarter 2012	323	1,252	19.09	11.5%	7.2	0.86	289	1,182	13.7%
2nd Quarter 2012	425	1,476	18.97	(0.1)%	4.9	1.53	355	1,282	2.0%
Total - 12 months	1,391	4,847	$20.08	4.6%	5.7	$1.39	1,221	4,435	6.1%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
1st Quarter 2013	68	201	$22.17	8.6%	6.7	$5.84	44	160	14.8%
4th Quarter 2012	104	337	20.95	4.9%	8.9	6.11	62	230	6.5%
3rd Quarter 2012	72	255	22.46	33.2%	16.2	3.14	38	185	61.9%
2nd Quarter 2012	134	328	21.59	(6.9)%	6.5	5.26	64	134	1.1%
Total - 12 months	378	1,121	$21.79	8.5%	9.9	$4.96	208	709	20.9%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
1st Quarter 2013	210	674	$24.31	3.6%	4.1	$0.38	210	674	3.6%
4th Quarter 2012	261	907	19.56	2.8%	4.8	0.26	261	907	2.8%
3rd Quarter 2012	251	997	18.09	5.2%	4.6	0.18	251	997	5.2%
2nd Quarter 2012	291	1,148	18.29	2.2%	4.4	0.56	291	1,148	2.2%
Total - 12 months	1,013	3,726	$19.59	3.4%	4.5	$0.35	1,013	3,726	3.4%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
1st Quarter 2013	320	993	$23.85	4.6	$2.13
4th Quarter 2012	432	1,452	20.13	5.9	2.03
3rd Quarter 2012	379	1,504	18.11	7.0	1.01
2nd Quarter 2012	511	1,805	18.89	5.2	2.13
Total - 12 months	1,642	5,754	$19.80	5.8	$1.79
Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is on a same space, cash basis, and pro rata

Average Base Rent by State - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2013
(in thousands)

State	Number of Properties	GLA	% of Total GLA	% Leased (1)	Annualized Base Rent	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	144	0.5%	80.2%	$1,607	0.3%	$13.61
Arizona	4	409	1.4%	85.4%	4,939	1.1%	14.47
California	68	6,650	23.4%	95.1%	144,623	30.8%	22.72
Colorado	20	1,577	5.6%	93.9%	19,685	4.2%	13.31
Connecticut	1	72	0.3%	99.8%	1,970	0.4%	25.82
Delaware	3	269	0.9%	95.0%	3,843	0.8%	15.03
District of Columbia	2	12	—%	100.0%	763	0.2%	61.36
Florida	49	4,224	14.9%	92.7%	54,796	11.7%	13.81
Georgia	18	1,434	5.0%	93.1%	23,407	5.0%	17.41
Illinois	12	1,116	3.9%	96.7%	15,999	3.4%	14.55
Indiana	5	110	0.4%	90.7%	1,777	0.4%	17.57
Kentucky	1	23	0.1%	100.0%	463	0.1%	17.38
Maryland	15	658	2.3%	95.7%	12,267	2.6%	19.54
Massachusetts	3	387	1.4%	94.4%	6,976	1.5%	18.56
Michigan	2	118	0.4%	45.1%	513	0.1%	18.28
Minnesota	5	207	0.7%	96.7%	2,671	0.6%	13.42
Missouri	4	408	1.4%	99.0%	4,159	0.9%	10.29
Nevada	1	331	1.2%	91.7%	3,784	0.8%	13.79
New Jersey	2	63	0.2%	94.0%	1,011	0.2%	17.17
New York	1	57	0.2%	100.0%	1,678	0.4%	29.68
North Carolina	17	1,126	4.0%	94.1%	17,421	3.7%	16.35
Ohio	12	1,509	5.3%	95.9%	16,535	3.5%	11.31
Oregon	9	778	2.7%	91.6%	13,199	2.8%	18.38
Pennsylvania	11	653	2.3%	94.9%	13,526	2.9%	20.84
South Carolina	5	159	0.6%	98.3%	2,156	0.5%	13.88
Tennessee	5	392	1.4%	96.3%	5,379	1.1%	14.52
Texas	26	2,673	9.4%	95.4%	43,145	9.2%	16.83
Virginia	29	1,886	6.6%	94.9%	34,298	7.3%	18.71
Washington	11	853	3.0%	93.3%	16,171	3.4%	20.54
Wisconsin	2	108	0.4%	93.6%	770	0.2%	7.64
Total All Properties	345	28,406	100.0%	94.2%	$469,532	100.0%	$17.44

(1) Includes leases that are executed but not yet rent paying.

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Shoppes at Fairhope Village			AL	Mobile	85	85	86.2%		—	54	Publix	$14.86
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	118	59	71.6%		—	44	Publix	$11.59
			AL		203	144	80.2%	80.2%	—	99
Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	113	113	91.4%		—	55	Safeway	$14.92
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	93.0%		—	55	Safeway	$13.26
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	88.6%		—	—	Golf & Tennis Pro Shop, Inc.	$14.09
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	41.0%		—	—	—	$18.83
			AZ		495	409	85.4%	85.4%	—	111
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	240	240	92.8%		—	68	Ralphs, Jimbo's...Naturally!	$29.31
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	100.0%		143	58	Albertsons, (Target)	$27.17
Auburn Village	JV-GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	134	54	87.2%		—	46	Bel Air Market	$17.81
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	189	189	96.5%		—	42	Von's Food & Drug, Kohl's	$18.46
Bayhill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	98.4%		—	32	Mollie Stone's Market	$21.53
Blossom Valley	JV-USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	98.4%		—	34	Safeway	$24.94
Brea Marketplace	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	98.1%		—	25	Sprout's Markets, Target	$16.57
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	93.4%		—	14	Fresh & Easy, Orchard Supply Hardware	$19.42
Corral Hollow	JV-RC	25%	CA	Stockton	167	42	98.3%		—	66	Safeway, Orchard Supply & Hardware	$16.34
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	93.5%		—	40	Bristol Farms	$34.62
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	94.3%		53	53	(Safeway)	$35.16
East Washington Place			CA	Santa Rosa-Petaluma	203	203	81.8%		138	25	(Target), Dick's Sporting Goods, TJ Maxx	$21.99
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	95.1%		—	36	Von's Food & Drug	$23.38
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	98.4%		67	78	(Lucky's), Trader Joe's	$26.34
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	82.2%		—	42	Von's Food & Drug	$15.65

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Encina Grande			CA	San Francisco-Oakland-Fremont	102	102	94.1%		—	23	Safeway	$29.85
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	233	47	88.0%		124	44	Stater Bros., (Target)	$17.43
Falcon Ridge Town Center Phase II	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	67	13	100.0%		—	—	24 Hour Fitness	$28.11
Five Points Shopping Center	JV-GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	98.5%		—	35	Albertsons	$25.06
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	92.4%		—	55	Safeway	$19.02
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	94.1%		—	44	Stater Bros.	$23.23
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	100.0%		—	55	Ralphs	$30.21
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.14
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	95.5%		—	38	Gelson's Markets	$17.48
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	242	242	96.3%		—	—	Lowe's	$6.29
Granada Village	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	90	96.1%		—	24	Sprout's Markets	$20.63
Hasley Canyon Village	JV-USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$22.81
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	230	230	99.3%		—	44	Ralphs	$29.92
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	84.1%		236	94	(Home Depot), (WinCo), Toys R Us	$16.57
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	81.4%		—	14	Fresh & Easy	$17.59
Laguna Niguel Plaza	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	96.7%		39	39	(Albertsons)	$24.42
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	96.9%		53	53	(Safeway)	$17.96
Marina Shores	JV-C2	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$32.54
Mariposa Shopping Center	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$18.58
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	97.4%		—	43	Stater Bros.	$20.80
Navajo Shopping Center	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	95.5%		—	44	Albertsons	$13.04

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	149	149	97.2%		—	58	Albertsons	$20.38
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	99.3%		—	44	Albertsons	$16.21
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	95.9%		—	40	Safeway	$19.76
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	90.6%		—	37	Von's Food & Drug	$21.67
Pleasant Hill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	228	91	100.0%		—	—	Target, Toys "R" Us	$23.60
Point Loma Plaza	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	212	85	91.3%		—	50	Von's Food & Drug	$19.52
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	100.0%		—	10	Trader Joe's	$29.86
Raley's Supermarket	JV-C2	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	87.6%		—	40	Von's Food & Drug	$19.56
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$18.84
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	100.0%		38	38	(Safeway)	$32.11
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	97.8%		—	48	Von's Food & Drug	$23.09
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$35.21
Silverado Plaza	JV-GRI	40%	CA	Napa	85	34	100.0%		—	32	Nob Hill	$15.71
Snell & Branham Plaza	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.6%		—	53	Safeway	$17.14
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	—	Orchard Supply Hardware	$20.21
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	97.0%		—	34	Safeway	$18.65
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	96.4%		—	56	Safeway	$20.97
Twin Oaks Shopping Center	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	100.0%		—	41	Ralphs	$16.36
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	198	198	99.4%		—	45	Albertsons, Target	$18.21
Uptown District			CA	San Diego-Carlsbad-San Marcos	149	149	95.3%		—	52	Ralphs, Trader Joe's	$32.36
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	98.8%		—	35	Whole Foods, Kohl's	$23.23

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	76	76	91.3%		—	43	Von's Food & Drug	$19.40
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	27	27	70.4%		—	—	—	$26.96
Vista Village Phase I	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	129	26	96.7%		165	—	Krikorian Theaters, (Lowe's)	$25.35
Vista Village Phase II	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	55	11	45.5%		—	25	Frazier Farms	$17.28
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	11	11	45.5%		—	—	—	$40.76
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	98.4%		—	25	Safeway	$16.83
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	191	191	88.9%		—	72	Von's Food & Drug and Sprouts	$14.79
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	92	92	96.6%		—	51	Albertsons	$25.77
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	99.1%		—	78	El Super	$14.15
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	100.0%		113	—	(Target)	$21.07
Ygnacio Plaza	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	100.0%		—	17	Fresh & Easy	$34.51
			CA		8,808	6,650	95.1%	95.5%	1,443	2,612
Applewood Shopping Center	JV-GRI	40%	CO	Denver-Aurora	381	152	93.2%		—	71	King Soopers, Wal-Mart	$9.78
Arapahoe Village	JV-GRI	40%	CO	Boulder	159	64	80.5%		—	44	Safeway	$16.75
Belleview Square			CO	Denver-Aurora	117	117	100.0%		—	65	King Soopers	$16.63
Boulevard Center			CO	Denver-Aurora	79	79	98.1%		53	53	(Safeway)	$24.63
Buckley Square			CO	Denver-Aurora	116	116	98.9%		—	62	King Soopers	$9.14
Centerplace of Greeley III Phase I			CO	Greeley	119	119	88.8%		—	—	Sports Authority	$13.59
Cherrywood Square	JV-GRI	40%	CO	Denver-Aurora	97	39	98.4%		—	72	King Soopers	$9.14
Crossroads Commons	JV-C	20%	CO	Boulder	143	29	98.7%		—	66	Whole Foods	$24.94
Falcon Marketplace			CO	Colorado Springs	22	22	78.7%		184	50	(Wal-Mart Supercenter)	$20.39
Hilltop Village			CO	Denver-Aurora	100	100	93.8%		—	66	King Soopers	$8.73
Kent Place			CO	Denver-Aurora	48	48	94.6%		—	30	King Soopers	$18.24
Littleton Square			CO	Denver-Aurora	94	94	80.8%		—	50	King Soopers	$12.51
Lloyd King Center			CO	Denver-Aurora	83	83	96.9%		—	61	King Soopers	$11.46
Marketplace at Briargate			CO	Colorado Springs	29	29	91.8%		66	66	(King Soopers)	$26.49
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$10.97
Ralston Square Shopping Center	JV-GRI	40%	CO	Denver-Aurora	83	33	95.6%		—	55	King Soopers	$9.23

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$24.06
South Lowry Square			CO	Denver-Aurora	120	120	94.7%		—	63	Safeway	$7.70
Stroh Ranch			CO	Denver-Aurora	93	93	96.8%		—	70	King Soopers	$11.83
Woodmen Plaza			CO	Colorado Springs	116	116	92.4%		—	70	King Soopers	$12.25
			CO		2,123	1,577	93.9%	93.9%	403	1,183
Corbin's Corner	JV-GRI	40%	CT	Hartford-West Hartford-East Hartford	180	72	99.8%		—	10	Trader Joe's	$25.82
			CT		180	72	99.8%	99.8%	—	10
Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$36.53
Spring Valley Shopping Center	JV-GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$82.39
			DC		40	12	100.0%	100.0%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	94.1%		—	49	Acme Markets, K-Mart	$13.33
Shoppes of Graylyn	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	100.0%		—	—	—	$21.68
White Oak - Dover, DE			DE	Dover	11	11	100.0%		—	—	—	$32.73
			DE		309	269	95.0%	95.0%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	95.1%		—	49	Publix	$11.60
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	103	103	73.7%		—	36	Publix	$18.73
Berkshire Commons			FL	Naples-Marco Island	110	110	97.8%		—	66	Publix	$13.35
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	98.6%		—	40	Publix, Wal-Mart, Bealls	$8.99
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	112	112	88.5%		—	46	Publix	$14.39
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	87.9%		98	—	(Kohl's)	$43.34
Canopy Oak Center	JV-O	50%	FL	Ocala	90	45	88.7%		—	54	Publix	$18.71
Carriage Gate			FL	Tallahassee	77	77	87.8%		—	13	—	$18.44
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	157	157	93.1%		—	54	Publix	$21.20
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	95.6%		—	51	Publix	$12.75
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.33

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
East Towne Center			FL	Orlando	70	70	90.0%		—	45	Publix	$13.14
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	45	11	100.0%		—	28	Publix	$21.89
Fleming Island			FL	Jacksonville	137	137	77.5%		130	48	Publix, (Target)	$14.57
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	92.2%		—	42	Publix	$15.06
Grande Oak			FL	Cape Coral-Fort Myers	79	79	93.1%		—	54	Publix	$13.81
Hibernia Pavilion			FL	Jacksonville	51	51	97.4%		—	39	Publix	$17.13
Hibernia Plaza			FL	Jacksonville	8	8	16.7%		—	—	—	$9.00
Horton's Corner			FL	Jacksonville	15	15	100.0%		—	—	—	$25.71
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	58	12	97.6%		—	48	Publix	$10.06
John's Creek Center	JV-C2	20%	FL	Jacksonville	75	15	80.5%		—	45	Publix	$13.18
Julington Village	JV-C	20%	FL	Jacksonville	82	16	98.3%		—	51	Publix	$14.22
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	75	75	97.1%		—	51	Publix	$12.02
Lynnhaven	JV-O	50%	FL	Panama City-Lynn Haven	64	32	100.0%		—	44	Publix	$12.29
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	78.4%		—	—	LA Fitness	$17.93
Millhopper Shopping Center			FL	Gainesville	80	80	100.0%		—	46	Publix	$14.38
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	88.2%		—	51	Publix	$14.13
Newberry Square			FL	Gainesville	181	181	91.1%		—	40	Publix, K-Mart	$7.83
Nocatee Town Center			FL	Jacksonville	70	70	100.0%		—	54	Publix	$13.94
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	95.8%		—	48	Publix	$12.81
Oakleaf Commons			FL	Jacksonville	74	74	86.7%		—	46	Publix	$13.33
Ocala Corners			FL	Tallahassee	87	87	100.0%		—	61	Publix	$13.74
Old St Augustine Plaza			FL	Jacksonville	232	232	93.5%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.80
Pebblebrook Plaza	JV-O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$13.83
Pine Tree Plaza			FL	Jacksonville	63	63	97.8%		—	38	Publix	$12.82
Plantation Plaza	JV-C2	20%	FL	Jacksonville	78	16	88.0%		—	45	Publix	$15.06
Regency Square			FL	Tampa-St. Petersburg-Clearwater	350	350	96.1%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$14.63
Seminole Shoppes			FL	Jacksonville	73	73	98.1%		—	54	Publix	$20.58

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	98.0%		—	46	Winn-Dixie	$16.72
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	120	60	95.5%		97	45	Publix, (Kohl's)	$17.40
Shops at John's Creek			FL	Jacksonville	15	15	83.3%		—	—	—	$18.33
Starke			FL	None	13	13	100.0%		—	—	—	$24.65
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	90.8%		143	—	Kohl's, (Target)	$4.52
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$27.13
Village Center			FL	Tampa-St. Petersburg-Clearwater	181	181	85.5%		—	36	Publix	$18.41
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	91.7%		—	47	Publix	$11.05
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	94.4%		—	45	Publix	$19.71
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	95.2%		—	51	Publix	$13.83
Willa Springs	JV-USAA	20%	FL	Orlando	90	18	95.0%		—	44	Publix	$17.16
			FL		4,740	4,224	92.7%	92.7%	597	1,878
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	98.1%		—	—	—	$18.40
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$19.04
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	93.5%		—	43	Publix	$14.69
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	97.5%		—	—	—	$15.74
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$13.65
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	95.7%		—	18	Aldi	$14.60
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	101	101	73.6%		—	45	Publix	$13.82
Dunwoody Hall	JV-USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	100.0%		—	44	Publix	$17.17
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	120	120	87.0%		—	18	Fresh Market	$17.17
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	91.9%		—	31	Publix	$19.43

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	81	16	90.8%		—	51	Publix	$12.06
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	137	137	94.9%		—	—	—	$20.25
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	73	15	94.7%		—	48	Publix	$11.51
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	89.5%		—	—	—	$32.61
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	98	98	98.0%		—	—	—	$25.29
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$11.22
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	99	99	91.4%		—	63	Kroger	$11.92
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	95.5%		—	12	—	$19.36
			GA		1,625	1,434	93.1%	93.1%	—	464
Civic Center Plaza	JV-GRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$10.80
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	123	25	98.8%		—	72	Dominick's	$14.08
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	100.0%		—	12	Trader Joe's	$21.83
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	96.2%		—	70	Dominick's	$13.10
McHenry Commons Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	99	40	92.6%		—	—	Hobby Lobby	$6.99
Riverside Sq & River's Edge	JV-GRI	40%	IL	Chicago-Naperville-Joliet	169	68	96.5%		—	74	Dominick's	$14.84
Roscoe Square	JV-GRI	40%	IL	Chicago-Naperville-Joliet	140	56	94.9%		—	51	Mariano's	$17.72
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	88	18	93.4%		—	66	Dominick's	$14.25
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	—	$13.59
Stonebrook Plaza Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	96	38	94.3%		—	63	Dominick's	$11.49
Westbrook Commons			IL	Chicago-Naperville-Joliet	124	124	91.3%		—	51	Dominick's	$11.03
Willow Festival			IL	Chicago-Naperville-Joliet	383	383	98.4%		—	60	Whole Foods, Lowe's	$16.67
			IL		1,816	1,116	96.7%	96.7%	—	607

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Airport Crossing			IN	Chicago-Naperville-Joliet	12	12	88.6%		90	—	(Kohl's)	$17.38
Augusta Center			IN	Chicago-Naperville-Joliet	15	15	74.7%		214	—	(Menards)	$19.97
Greenwood Springs			IN	Indianapolis	28	28	95.0%		266	50	(Gander Mountain), (Wal-Mart Supercenter)	$13.25
Willow Lake Shopping Center	JV-GRI	40%	IN	Indianapolis	86	34	92.4%		64	64	(Kroger)	$16.36
Willow Lake West Shopping Center	JV-GRI	40%	IN	Indianapolis	53	21	94.3%		—	12	Trader Joe's	$22.46
			IN		193	110	90.7%	90.7%	634	126
Walton Towne Center			KY	Cincinnati-Middletown	23	23	100.0%		116	116	(Kroger)	$17.38
			KY		23	23	100.0%	100.0%	116	116
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	94.4%		—	11	Trader Joe's	$25.93
Speedway Plaza	JV-C2	20%	MA	Worcester	149	30	92.5%		—	60	Stop & Shop, Burlington Coat Factory	$11.31
Twin City Plaza			MA	Boston-Cambridge-Quincy	270	270	94.6%		—	63	Shaw's, Marshall's	$16.79
			MA		506	387	94.4%	94.4%	—	133
Bowie Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	103	41	97.9%		—	—	—	$16.95
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	206	41	97.5%		49	43	Giant Food, Sears, (Toys "R" Us)	$10.55
Cloppers Mill Village	JV-GRI	40%	MD	Washington-Arlington-Alexandria	137	55	84.9%		—	70	Shoppers Food Warehouse	$17.46
Elkridge Corners	JV-GRI	40%	MD	Baltimore-Towson	74	29	97.6%		—	40	Green Valley Markets	$13.71
Festival at Woodholme	JV-GRI	40%	MD	Baltimore-Towson	81	32	95.3%		—	10	Trader Joe's	$35.88
Firstfield Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	22	9	61.9%		—	—	—	$40.62
Goshen Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	43	17	84.1%		—	—	—	$19.44
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	118	30	95.0%		—	54	Safeway	$24.70
Parkville Shopping Center	JV-GRI	40%	MD	Baltimore-Towson	162	65	94.9%		—	41	Giant Food	$13.87
Southside Marketplace	JV-GRI	40%	MD	Baltimore-Towson	125	50	96.1%		—	44	Shoppers Food Warehouse	$16.72
Takoma Park	JV-GRI	40%	MD	Washington-Arlington-Alexandria	104	42	100.0%		—	64	Shoppers Food Warehouse	$11.71
Valley Centre	JV-GRI	40%	MD	Baltimore-Towson	220	88	100.0%		—	—	—	$14.89
Village at Lee Airpark			MD	Baltimore-Towson	88	88	100.0%		75	63	Giant Food, (Sunrise)	$16.08
Watkins Park Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	111	44	94.5%		—	—	Safeway	$23.28

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Woodmoor Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	69	28	96.7%		—	—	—	$25.85
			MD		1,662	658	95.7%	95.7%	124	429
Fenton Marketplace			MI	Flint	97	97	33.3%		—	—	—	$16.70
State Street Crossing			MI	Ann Arbor	21	21	100.0%		147	—	(Wal-Mart)	$18.95
			MI		118	118	45.1%	45.1%	147	—
Brentwood Plaza			MO	St. Louis	60	60	96.5%		—	52	Schnucks	$9.84
Bridgeton			MO	St. Louis	71	71	97.3%		130	63	Schnucks, (Home Depot)	$11.81
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.86
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.73
			MO		408	408	99.0%	99.0%	388	179
Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	95.2%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$11.42
Calhoun Commons	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$22.10
Colonial Square	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	100.0%		—	44	Lund's	$17.62
Rockford Road Plaza	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	205	82	95.1%		—	66	Rainbow Foods	$11.19
Rockridge Center	JV-C2	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	97.7%		—	89	Cub Foods	$11.96
			MN		675	207	96.7%	96.7%	87	311
Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	553	166	98.0%		—	87	Harris Teeter, Fresh Market	$17.73
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	94.1%		—	14	Fresh Market	$17.98
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	66	13	100.0%		—	42	Harris Teeter	$15.71
Colonnade Center			NC	Raleigh-Cary	58	58	96.0%		—	40	Whole Foods	$26.18
Erwin Square			NC	Durham	90	90	75.3%		—	53	Harris Teeter	$13.47
Glenwood Village			NC	Raleigh-Cary	43	43	96.8%		—	28	Harris Teeter	$13.93
Harris Crossing			NC	Raleigh-Cary	65	65	92.9%		—	53	Harris Teeter	$8.71
Lake Pine Plaza			NC	Raleigh-Cary	88	88	95.2%		—	58	Kroger	$11.59
Maynard Crossing	JV-USAA	20%	NC	Raleigh-Cary	123	25	84.5%		—	56	Kroger	$14.28
Phillips Place	JV-O	50%	NC	Charlotte-Gastonia-Concord	133	67	99.3%		—	—	—	$28.36
Providence Commons	JV-RC	25%	NC	Charlotte-Gastonia-Concord	77	19	100.0%		—	50	Harris Teeter	$16.78
Middle Creek Commons			NC	Raleigh-Cary	74	74	96.7%		—	49	Lowes Foods	$15.10

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Shoppes of Kildaire	JV-GRI	40%	NC	Raleigh-Cary	145	58	95.4%		—	19	Trader Joe's	$16.26
Southpoint Crossing			NC	Durham	103	103	92.4%		—	59	Kroger	$15.50
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	101	20	97.1%		—	24	Fresh Market	$16.06
Village Plaza	JV-C2	20%	NC	Durham-Chapel Hill	78	16	95.3%		—	42	Whole Foods	$15.70
Woodcroft Shopping Center			NC	Durham	90	90	97.2%		—	41	Food Lion	$12.00
			NC		2,019	1,126	94.1%	95.7%	—	715
Plaza Square	JV-GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	97.2%		—	60	Shop Rite	$22.11
Haddon Commons	JV-GRI	40%	NJ	Philadelphia-Camden-Wilmington	53	21	87.7%		—	34	Acme Markets	$6.35
			NJ		157	63	94.0%	94.0%	—	94
Deer Springs Town Center			NV	Las Vegas-Paradise	331	331	91.7%		132	—	(Target), Home Depot, Toys "R" Us	$13.79
			NV		331	331	91.7%	91.7%	132	—
Lake Grove Commons	JV-GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$29.68
			NY		141	57	100.0%	100.0%	—	48
Beckett Commons			OH	Cincinnati-Middletown	121	121	95.7%		—	71	Kroger	$11.16
Cherry Grove			OH	Cincinnati-Middletown	196	196	95.8%		—	66	Kroger	$10.57
East Pointe			OH	Columbus	87	87	96.8%		—	59	Kroger	$10.86
Hyde Park			OH	Cincinnati-Middletown	397	397	96.0%		—	169	Kroger, Biggs	$14.02
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	141	28	100.0%		203	—	Kohl's, (Wal-Mart Supercenter)	$5.26
Kroger New Albany Center			OH	Columbus	93	93	94.1%		—	65	Kroger	$11.39
Maxtown Road (Northgate)			OH	Columbus	85	85	100.0%		90	62	Kroger, (Home Depot)	$10.98
Red Bank Village			OH	Cincinnati-Middletown	164	164	98.0%		—	—	Wal-Mart	$6.14
Regency Commons			OH	Cincinnati-Middletown	31	31	89.0%		—	—	—	$22.81
Sycamore Crossing & Sycamore Plaza	JV-RRP	20%	OH	Cincinnati-Middletown	391	78	86.6%		—	26	Fresh Market, Macy's Furniture Gallery, Toys 'R Us, Dick's Sporting Goods	$17.16
Westchester Plaza			OH	Cincinnati-Middletown	88	88	93.8%		—	67	Kroger	$9.46
Windmiller Plaza Phase I			OH	Columbus	140	140	98.5%		—	101	Kroger	$8.95
			OH		1,934	1,509	95.9%	95.9%	293	686

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$18.69
Greenway Town Center	JV-GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	94.8%		—	38	Lamb's Thriftway	$13.17
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	149	149	81.7%		—	41	Safeway	$16.31
Northgate Marketplace			OR	Medford	81	81	98.8%		—	13	Trader Joe's	$20.90
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	90.6%		—	55	Safeway	$10.05
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	124	124	93.5%		—	50	Albertsons	$17.45
Sunnyside 205			OR	Portland-Vancouver-Beaverton	54	54	78.6%		—	—	—	$25.30
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.34
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	91.4%		—	—	Bed Bath and Beyond	$19.08
			OR		834	778	91.6%	91.6%	—	265
Allen Street Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%		—	22	Ahart Market	$13.81
City Avenue Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	159	64	78.6%		—	—	—	$18.54
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	214	214	96.1%		—	11	Trader Joe's	$25.54
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	15	15	100.0%		—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	98.2%		133	—	(Target), Sports Authority	$24.08
Mercer Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	96.7%		—	51	Wies Markets	$20.77
Newtown Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	141	56	98.3%		—	56	Acme Markets	$15.03
Silver Spring Square	JV-RRP	20%	PA	Harrisburg-Carlisle	314	63	99.0%		139	126	Wegmans, (Target)	$17.16
Stefko Boulevard Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	88.3%		—	73	Valley Farm Market	$7.32
Warwick Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	98.0%		—	51	Giant Food	$19.01
			PA		1,301	653	94.9%	94.9%	272	390
Buckwalter Village			SC	Hilton Head Island-Beaufort	60	60	100.0%		—	46	Publix	$14.49
Merchants Village	JV-GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		—	38	Publix	$14.29

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Orangeburg			SC	Charleston-North Charleston	15	15	100.0%		—	—	—	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	82	41	93.9%		—	66	Publix	$9.73
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	60	12	97.8%		—	47	Bi-Lo	$11.84
			SC		296	159	98.3%	98.3%	—	196
Dickson Tn			TN	Nashville-Davidson--Murfreesboro	11	11	100.0%		—	—	—	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$13.69
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	64	64	94.0%		—	46	Publix	$12.27
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	92.2%		—	75	Kroger	$12.38
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.07
			TN		392	392	96.3%	96.3%	—	236
Alden Bridge	JV-USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	98.8%		—	68	Kroger	$18.37
Bethany Park Place	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	98.0%		—	83	Kroger	$11.23
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	98.8%		—	63	Kroger	$16.69
Hancock			TX	Austin-Round Rock	410	410	97.9%		—	90	H.E.B., Sears	$14.04
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	82.6%		81	81	(Kroger)	$23.15
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	137	68	100.0%		—	79	H.E.B.	$19.76
Keller Town Center			TX	Dallas-Fort Worth-Arlington	115	115	88.2%		—	64	Tom Thumb	$14.50
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	91.7%		63	63	(Wal-Mart)	$22.27
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$19.39
Market at Round Rock			TX	Austin-Round Rock	123	123	88.3%		—	30	Sprout's Markets	$17.09
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	91.4%		—	49	Tom Thumb	$16.84
North Hills			TX	Austin-Round Rock	144	144	98.4%		—	60	H.E.B.	$20.83

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	100.0%		—	66	Randall's Food	$17.38
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	98.8%		—	64	Kroger	$13.51
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	46	46	91.3%		74	74	(Kroger)	$24.39
Shiloh Springs	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	92.8%		—	61	Kroger	$14.11
Signature Plaza			TX	Dallas-Fort Worth-Arlington	32	32	67.6%		62	62	(Kroger)	$21.40
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	243	243	92.0%		—	101	Kroger, Academy	$10.41
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$18.95
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	134	27	94.5%		—	65	Kroger	$16.13
Tech Ridge Center			TX	Austin-Round Rock	187	187	92.7%		—	84	H.E.B.	$20.00
Weslayan Plaza East	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	170	68	100.0%		—	—	—	$15.80
Weslayan Plaza West	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	98.4%		—	52	Randall's Food	$16.92
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	96.7%		127	—	(Target)	$17.21
Woodway Collection	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	104	42	96.0%		—	57	Randall's Food	$16.39
			TX		3,402	2,673	95.4%	95.8%	407	1,543
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$22.64
Ashburn Farm Village Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	89	36	100.0%		—	57	Shoppers Food Warehouse	$15.35
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	96	24	96.9%		—	58	Safeway	$19.38
Centre Ridge Marketplace	JV-GRI	40%	VA	Washington-Arlington-Alexandria	104	42	100.0%		—	55	Shoppers Food Warehouse	$17.49
Cheshire Station			VA	Washington-Arlington-Alexandria	97	97	97.5%		—	55	Safeway	$16.68
Culpeper Colonnade			VA	Culpeper	132	132	94.0%		127	70	Martin's, (Target)	$14.88
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	76	76	89.2%		—	—	—	$13.15
Festival at Manchester Lakes	JV-GRI	40%	VA	Washington-Arlington-Alexandria	165	66	98.8%		—	65	Shoppers Food Warehouse	$23.64
Fortuna Center Plaza	JV-RRP	20%	VA	Washington-Arlington-Alexandria	105	21	100.0%		124	67	Shoppers Food Warehouse, (Target)	$15.24

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Fox Mill Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$21.32
Gayton Crossing	JV-GRI	40%	VA	Richmond	157	63	92.7%		55	38	Martin's, (Kroger)	$13.57
Greenbriar Town Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	340	136	96.0%		—	62	Giant Food	$22.95
Hanover Village Shopping Center	JV-GRI	40%	VA	Richmond	88	35	82.1%		—	—	—	$8.09
Hollymead Town Center	JV-C2	20%	VA	Charlottesville	154	31	95.0%		143	61	Harris Teeter, (Target)	$21.37
Kamp Washington Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	72	29	96.2%		—	—	—	$33.10
Kings Park Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	74	30	90.3%		—	28	Giant Food	$25.79
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	132	26	100.0%		—	63	Shoppers Food Warehouse	$20.44
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	52	10	91.6%		—	—	—	$23.94
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	150	150	78.6%		—	52	Safeway	$14.31
Saratoga Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	113	45	100.0%		—	56	Giant Food	$17.94
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	92.6%		—	52	Harris Teeter	$19.57
Shops at Stonewall			VA	Washington-Arlington-Alexandria	308	308	100.0%		—	140	Wegmans, Dick's Sporting Goods	$15.45
Signal Hill	JV-C2	20%	VA	Washington-Arlington-Alexandria	95	19	100.0%		—	67	Shoppers Food Warehouse	$19.76
Town Center at Sterling Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	187	75	98.2%		—	47	Giant Food	$20.10
Tysons CVS	JV-O	50%	VA	Washington-Arlington-Alexandria	13	6	100.0%		—	—	—	$95.35
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	298	60	92.1%		—	48	Shoppers Food Warehouse, Gold's Gym	$23.94
Village Shopping Center	JV-GRI	40%	VA	Richmond	111	44	96.7%		—	45	Martin's	$20.69
Willston Centre I	JV-GRI	40%	VA	Washington-Arlington-Alexandria	105	42	84.5%		—	—	—	$25.80
Willston Centre II	JV-GRI	40%	VA	Washington-Arlington-Alexandria	136	54	98.6%		141	59	Safeway, (Target)	$21.32
			VA		3,740	1,886	94.9%	94.9%	589	1,344
Aurora Marketplace	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	96.3%		—	49	Safeway	$15.26
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	211	42	86.6%		—	49	Safeway	$11.60

Portfolio Summary Report By State
March 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Average Base Rent/ Sq. Ft
Eastgate Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	95.8%		—	29	Albertsons	$23.12
Grand Ridge			WA	Seattle-Tacoma-Bellevue	327	327	90.3%		—	45	Safeway, Regal Cinemas	$19.51
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$32.40
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	101	20	100.0%		—	—	Wholesale Sports	$13.35
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	77	77	93.7%		—	—	LA Fitness	$18.09
Overlake Fashion Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	94.5%		230	—	(Sears)	$23.97
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	100.0%		—	41	Quality Foods	$20.97
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	99.5%		55	55	(Safeway)	$25.08
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	83.2%		112	—	(Target)	$26.82
			WA		1,261	853	93.3%	95.2%	397	268
Racine Centre Shopping Center	JV-GRI	40%	WI	Racine	136	54	94.4%		—	51	Piggly Wiggly	$7.51
Whitnall Square Shopping Center	JV-GRI	40%	WI	Milwaukee-Waukesha-West Allis	133	53	92.8%		—	69	Pick 'N' Save	$7.76
			WI		269	108	93.6%	93.6%	—	120

Regency Centers Total					40,003	28,406	94.2%	94.4%	6,030	14,223

Portfolio Summary Report by State
March 31, 2013
(in thousands)

(1) Major Tenants are the grocer anchor and any tenant over 40,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

JV-C:		Co-investment Partnership with Oregon
JV-C2:		Co-investment Partnership with Oregon
JV-CCV:		Co-investment Partnership with Oregon
JV-GRI:		Co-investment Partnership with GRI
JV-O:	Other, single property Co-investment Partnerships
JV-RC:		Co-investment Partnership with CalSTRS
JV-RRP:		Regency Retail Partners (closed-end fund)
JV-USAA:		Co-investment Partnership with USAA

Properties managed by Regency, but not owned
Powers Ferry Kroger	GA	Atlanta-Sandy Springs-Marietta	46
Woodstock Crossing	GA	Atlanta-Sandy Springs-Marietta	66
Centennial Crossroads Plaza	NV	Las Vegas-Paradise	99
Total square footage managed by Regency, but not owned			211

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships
March 31, 2013
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,138	7.5%	$19,775	4.4%	41	12
Publix	1,925	6.8%	19,214	4.2%	51	16
Safeway	1,580	5.6%	14,524	3.2%	46	21
TJX Companies	665	2.3%	8,413	1.9%	29	10
CVS	481	1.7%	7,720	1.7%	45	22
Albertsons	496	1.7%	6,432	1.4%	13	5
PETCO	285	1.0%	5,908	1.3%	37	16
Whole Foods	252	0.9%	5,615	1.2%	9	5
Walgreens	150	0.5%	5,254	1.2%	15	4
Ahold	361	1.3%	5,134	1.1%	13	10
Ross Dress For Less	273	1.0%	4,373	1.0%	16	10
H.E.B.	275	1.0%	4,051	0.9%	4	1
JPMorgan Chase Bank	70	0.2%	3,767	0.8%	26	5
Trader Joe's	138	0.5%	3,689	0.8%	15	5
Starbucks	94	0.3%	3,533	0.8%	80	32
Harris Teeter	301	1.1%	3,446	0.8%	9	4
Wells Fargo Bank	76	0.3%	3,403	0.8%	36	20
Bank of America	74	0.3%	3,348	0.7%	26	12
Sears Holdings	409	1.4%	3,217	0.7%	6	1
Rite Aid	207	0.7%	3,206	0.7%	24	15
SUPERVALU	279	1.0%	3,127	0.7%	12	11
Sports Authority	141	0.5%	3,063	0.7%	4	1
Wal-Mart	466	1.6%	3,026	0.7%	5	1
Subway	97	0.3%	2,970	0.7%	109	49
Target	350	1.2%	2,884	0.6%	4	2
Top 25 Tenants	11,582	40.8%	$149,091	32.9%	675	290
Fuel Pad base rent (below) is included in the respective grocer's annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent
Safeway Total	$204
Kroger Total	$45

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Tenant-Owned
Target	1,389	14	18
Wal-Mart	638	5	10
Kroger	525	7	48
Safeway	314	6	52
Sears Holdings	92	1	7
Albertsons	82	2	15
Publix	63	1	52
	3,103

Tenant Lease Expirations
March 31, 2013
(in thousands)

All Tenants
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	214	0.8%	$3,985	0.9%	$18.65
2013	1,372	5.2%	25,781	5.7%	18.79
2014	2,752	10.5%	52,789	11.7%	19.18
2015	2,384	9.1%	49,156	10.8%	20.62
2016	2,767	10.5%	49,077	10.8%	17.73
2017	3,383	12.9%	65,782	14.5%	19.45
2018	2,015	7.7%	34,891	7.7%	17.31
2019	1,330	5.1%	21,433	4.7%	16.12
2020	1,513	5.8%	22,834	5.0%	15.09
2021	1,249	4.8%	19,924	4.4%	15.95
2022	1,727	6.6%	26,529	5.9%	15.36
10 Year Total	20,706	78.9%	372,182	82.1%	17.97
Thereafter	5,530	21.1%	80,920	17.9%	14.63
	26,237	100.0%	$453,102	100.0%	$17.27

Anchor Tenants (3)
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	36	0.2%	$243	0.2%	$—
2013	368	2.5%	2,339	1.5%	6.36
2014	945	6.5%	8,974	5.6%	9.50
2015	684	4.7%	6,723	4.2%	9.83
2016	1,163	8.1%	9,481	6.0%	8.15
2017	1,448	10.0%	16,536	10.4%	11.42
2018	1,100	7.6%	11,577	7.3%	10.53
2019	976	6.8%	12,400	7.8%	12.71
2020	1,165	8.1%	14,318	9.0%	12.29
2021	774	5.4%	7,452	4.7%	9.63
2022	1,111	7.7%	12,094	7.6%	10.88
10 Year Total	9,770	67.6%	102,137	64.2%	10.45
Thereafter	4,677	32.4%	56,993	35.8%	12.19
	14,447	100.0%	$159,129	100.0%	$11.01

Reflects in place leases as of March 31, 2013, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant at least 20,000 square feet.

Tenant Lease Expirations
March 31, 2013
(in thousands)

Inline Tenants
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	178	1.5%	$3,742	1.3%	$21.04
2013	1,004	8.5%	23,443	8.0%	23.34
2014	1,807	15.3%	43,816	14.9%	24.24
2015	1,700	14.4%	42,433	14.4%	24.96
2016	1,604	13.6%	39,596	13.5%	24.68
2017	1,935	16.4%	49,245	16.8%	25.45
2018	916	7.8%	23,314	7.9%	25.47
2019	354	3.0%	9,032	3.1%	25.52
2020	348	3.0%	8,516	2.9%	24.48
2021	475	4.0%	12,472	4.2%	26.25
2022	615	5.2%	14,435	4.9%	23.46
10 Year Total	10,936	92.8%	270,045	91.9%	24.69
Thereafter	853	7.2%	23,927	8.1%	28.05
	11,790	100.0%	$293,972	100.0%	$24.93

Reflects in place leases as of March 31, 2013, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance
March 31, 2013
(in thousands, except per share numbers)

	2011A	2012A	2013E	1Q13A	2Q13E
FFO / Share (for actuals please see related press release)			$2.47 - $2.54		$.61 - $.63
Core FFO / Share			$2.50 - $2.57		$.62 - $.64
Same Property -- Wholly owned and Regency's pro-rata share of co-investment partnerships:
Same property percent leased at period end	93.8%	94.5%	94.0% - 95.0%	94.3%
Same property NOI growth without termination fees	0.1%	4.0%	2.5% - 3.2%	5.1%
Same property recovery rate	76.4%	77.4%	77% - 79%	77.6%
Percentage Rent -- Consolidated Only	$2,996	$3,327	$2,600 - $3,400	$1,548
Investment Activity
Acquisitions - (REG Pro-Rata)	$110,643	$244,285	$0 - $50,000	$—
Cap rate (average)	6.0%	5.3%	5.2% - 5.7%	—%
Dispositions - (REG Pro-Rata)	$91,205	$404,852	$200,000 - $250,000	$—
Cap rate (average)	7.8%	7.8%	7.0% - 8.0%	—%
Liquidation of Preferred Investment in JV	$—	$—	$47,500	$—
Yield	—%	—%	10.5%	—%
Development and Redevelopment starts	$95,904	$149,446	$125,000 - $175,000	$—
Third party fees and commissions	$28,980	$26,511	$23,500 - $25,000	$6,761

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available				$81,798
NOI from Projects in Development (current quarter)				$602
NOI from leases signed but not yet rent-paying in operating properties, including Development Completions (current quarter)				$2,554

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Core FFO Guidance to Net Income
March 31, 2013
(per diluted share)

Funds From Operations Guidance:	Three Months Ended June 30, 2013		Full Year 2013
Net income attributable to common stockholders	$0.14	0.16	$0.60	0.67
Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts	0.47	0.47	1.87	1.87
Funds From Operations	$0.61	0.63	$2.47	2.54
Adjustments to reconcile FFO to Core FFO:
All other non-core amounts	$0.01	0.01	$0.03	0.03
Core Funds From Operations	$0.62	0.64	$2.50	2.57

Glossary of Terms
March 31, 2013

Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to, transaction profits, income or expense, gains or losses from the early extinguishment of debt and other non-core items. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A Project In Development is deemed complete at the point in time when either (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) two years have passed since the open date for the last tenant leasing space equal to or greater than 20,000 square feet, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Development Property Gains and Losses: Gains and losses incurred when properties that were acquired and subsequently developed (including partially operating properties specifically acquired for redevelopment) are sold before the end of the first calendar year following Development Completion.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, investment transaction profits net of deal costs, depreciation and amortization (“Core EBITDA”) divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for cash flow as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquired during either period being compared or a Development Completion that is less than 90% funded or features less than two years of anchor operations. In no event can a Development Completion be termed a Non-Same Property for more than two years.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Information provided on a same property basis is provided for comparable operating properties that were owned and operated for the entirety of both periods being compared. This term excludes all Projects In Development and Non-Same Properties.